AMENDMENT NO. 1
                                       TO
                              AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT


     This AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 3rd day of June, 1998, by and between PLAINWELL INC., a Delaware corporation ("Borrower"), SANWA BUSINESS CREDIT CORPORATION, a Delaware corporation ("Agent"), for itself as a Lender and as Agent for Lenders, and LASALLE NATIONAL BANK, as Lender. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                                    RECITALS

     WHEREAS, Borrower, Agent and Lenders have entered into that certain Amended and Restated Loan and Security Agreement, dated as of March 6, 1998 (as further amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement"); and

     WHEREAS, Borrower has requested that Agent and Lenders enter into certain amendments to the Loan Agreement; and

     WHEREAS, Agent and Lenders have agreed to enter into certain amendments to the Loan Agreement upon the terms and conditions set forth herein.

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1. Definitions. The definitions of "Fixed Charges", "Funded Debt", "Leverage Ratio" and "Subordinated Notes" shall be amended to read in their entirety as follows:

     "Fixed Charges" shall mean, for any fiscal period, determined for the Borrower and its Subsidiaries on a consolidated basis, scheduled principal payments on its Indebtedness plus interest expenses accrued, in each case, during such period.

     "Funded Debt" shall mean, with respect to any Person, all Indebtedness for borrowed money evidenced by notes, bonds, debentures, or similar evidences of Indebtedness and which by its terms matures more than one year from, or is directly or indirectly renewable or extendible at such Person's option under a revolving credit or similar agreement obligating the lender or lenders to extend credit over a period of more than one year from the date of creation thereof, and specifically including Capital Lease Obligations, current maturities of long-term debt, revolving credit and short-term debt extendible beyond one year at the option of the debtor, and also including, in the case of Borrower, without duplication, the Obligations, including the Eau Claire L/C Liability and Lender Guaranty Liabilities, and Guaranteed Indebtedness consisting of guaranties of Funded Debt of other Persons.

     "Leverage Ratio" shall mean, for Borrower on a consolidated basis, as of the last day of any Fiscal Quarter, the ratio of (i) Funded Debt less Subordinated Debt and less Unrestricted Cash to (ii) EBITDA for the trailing twelve months (or shorter period if specified) then ended.

     "Subordinated Notes" shall mean $130,000,000 principal amount of 11% Senior Subordinated Notes due 2008.

     SECTION 2. Financial Covenants. The financial covenants set forth in subsections 7.11 and 7.12 of the Loan Agreement are amended to read in their entirety as follows:

     7.11. Fixed Charge Coverage Ratio.

          The Borrower shall maintain a Fixed Charge Coverage Ratio measured as of the last day of each Fiscal Quarter for the trailing twelve months then ended (or for each Fiscal Quarter ending on or prior to March 31, 1999 for the period commencing on the Closing Date and ending on the last day of such Fiscal Quarter) equal to or greater than the respective Fixed Charge Coverage Ratios set forth below:


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

        ---------------------------------------------------------------
                Measurement                              Fixed Charge
               Period Ending:                           Coverage Ratio:
        ---------------------------------------------------------------
          June 30, 1998                                   1.0 to 1.0
        ---------------------------------------------------------------
          September 30, 1998                              1.0 to 1.0
        ---------------------------------------------------------------
          December 31, 1998                               1.0 to 1.0
        ---------------------------------------------------------------
          March 31, 1999                                  1.0 to 1.0
        ---------------------------------------------------------------
          June 30, 1999                                   1.0 to 1.0
        ---------------------------------------------------------------
          September 30, 1999                              1.0 to 1.0
        ---------------------------------------------------------------
          December 31, 1999                               1.0 to 1.0
        ---------------------------------------------------------------
          March 31, 2000                                  1.1 to 1.0
        ---------------------------------------------------------------
          June 30, 2000                                  1.15 to 1.0
        ---------------------------------------------------------------
          September 30, 2000                             1.15 to 1.0
        ---------------------------------------------------------------
          December 31, 2000 and the last day of          1.25 to 1.0
          each Fiscal Quarter thereafter
        ---------------------------------------------------------------

     7.12. Leverage Ratio.

          The Borrower shall maintain a Leverage Ratio of not more than 2.0 to
     1.0 measured as of the last day of each Fiscal Quarter for the trailing twelve months then ended (or for each Fiscal Quarter ending on or prior to March 31, 1999 for the period commencing on the Closing Date and ending on the last day of such Fiscal Quarter).

     SECTION 3. Representations And Warranties Of Borrower. Borrower represents and warrants that:

          (a) the execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of Borrower enforceable against Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

          (b) each of the representations and warranties contained in the Loan Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

          (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of


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

     Borrower's certificate or articles of incorporation or bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which Borrower is a party or by which Borrower or any of its property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Agent on or before the date hereof; and

          (d) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing under the Loan Agreement.

     SECTION 4. Condition To Effectiveness. This Amendment shall be effective upon satisfaction of the following conditions precedent:

          (a) Execution and delivery of this Amendment by the parties hereto.

          (b) The representations and warranties contained herein shall be true and correct in all respects.

     SECTION 5. Reference To And Effect Upon The Loan Agreement.

          (a) Except as specifically amended above, the Loan Agreement and the other Financing Agreements shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Loan Agreement or any Financing Agreement, nor constitute a waiver of any provision of the Loan Agreement or any Financing Agreement, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement as amended hereby.

     SECTION 6. Costs And Expenses. Borrower agrees to reimburse Agent for all fees, costs and expenses, including the fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

     SECTION 7. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.


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

     SECTION 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            (signature page follows)



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

     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

                                 PLAINWELL INC.


                                 By: /s/George E. Mangarelli
                                    --------------------------------------
                                 Title:  Executive Vice President and
                                           Chief Executive Officer
                                       -----------------------------------


                                 SANWA BUSINESS CREDIT CORPORATION


                                 By: /s/Lawrence J. Placik
                                    --------------------------------------
                                 Title:  Vice President
                                       -----------------------------------


                                 LaSALLE NATIONAL BANK


                                 By:  /s/ Thomas J. Ranville
                                    --------------------------------------
                                 Title:  Vice President
                                       -----------------------------------


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